UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2021

B. Riley Principal 150 Merger Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40083	85-2081659
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

299 Park Avenue, 21st Floor

New York, New York 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	BRPMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BRPM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	BRPMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In connection with the previously announced business combination (the “Business Combination”) between B. Riley Principal 150 Merger Corp., a Delaware corporation (“B. Riley”) and FaZe Clan Inc., a Delaware Corporation (“FaZe”), the two companies have made a webcast available on their websites in which members of their respective management teams discuss the Business Combination (the “Webcast”). A copy of the transcript for the Webcast is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, an investor presentation, dated October 25, 2021, for use by B. Riley and FaZe during the Webcast is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

Important Information about the Proposed Business Combination and Where to Find It

In connection with the proposed Business Combination, B. Riley plans to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement/prospectus relating to the proposed Business Combination (the "Proxy Statement/Prospectus"). After the Registration Statement is declared effective by the SEC, B. Riley will mail the definitive Proxy Statement/Prospectus to holders of B. Riley's shares of common stock as of a record date to be established in connection with B. Riley's solicitation of proxies for the vote by B. Riley stockholders with respect to the proposed Business Combination and other matters as described in the Proxy Statement/Prospectus. B. Riley stockholders and other interested persons are urged to read, when available, the preliminary Proxy Statement/Prospectus and the amendments thereto, the definitive Proxy Statement/Prospectus, and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials will contain important information about B. Riley, FaZe and the proposed Business Combination. Stockholders will be able to obtain copies of the Proxy Statement/Prospectus and other documents containing important information about B. Riley, FaZe and the proposed Business Combination filed with the SEC, without charge, once such documents are available on the website maintained by the SEC at http://www.sec.gov, or by directing a request to: B. Riley Principal 150 Merger Corp, 299 Park Avenue, 21st Floor, New York, New York 10171, Attention: Daniel Shribman, telephone: (212) 457-3300.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

B. Riley and FaZe and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of B. Riley's stockholders in connection with the proposed Business Combination. Stockholders of B. Riley may obtain more detailed information regarding the names, affiliations and interests of B. Riley's and FaZe’s directors and executive officers in B. Riley's Form S-1 filed with the SEC relating to its initial public offering, which was declared effective on February 18, 2021 (“Form S-1”) and in the Proxy Statement/Prospectus when available. Information concerning the interests of B. Riley's participants in the solicitation, which may, in some cases, be different than those of B. Riley's stockholders generally, will be set forth in the Proxy Statement/Prospectus when it becomes available.

Forward-Looking Statements

The information in this Current Report on Form 8-K includes "forward-looking statements" pursuant to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding the proposed Business Combination, the ability of the parties to consummate the proposed Business Combination, the benefits and timing of the proposed Business Combination, as well as the combined company's strategy, future operations and financial performance, estimated financial position, estimated revenues and losses, projections of market opportunity and market share, projected costs, prospects, plans and objectives of management are forward-looking statements. These forward-looking statements generally are identified by the words "budget," "could," "forecast," "future," "might," "outlook," "plan," "possible," "potential,” "predict," "project," "seem," "seek," "strive," "would," "should," "may," "believe," "intend," "expects," "will," "projected," "continue," "increase," and/or similar expressions that concern B. Riley's or FaZe's strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Such statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on the management of B. Riley’s and FaZe’s belief or interpretation of information currently available.

These forward-looking statements are based on various assumptions, whether or not identified herein, and on the current expectations of B. Riley’s and FaZe’s management and are not predictions of actual performance. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, whether or not identified in this Current Report on Form 8-K, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many factors could cause actual results and condition (financial or otherwise) to differ materially from those indicated in the forward-looking statements, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed Business Combination; (2) the outcome of any legal proceedings or other disputes that may be instituted against B. Riley, FaZe, the combined company or others; (3) the inability to complete the proposed Business Combination due to the failure to obtain approval of the stockholders of B. Riley, to satisfy the minimum cash condition following redemptions by B. Riley’s public stockholders, to obtain certain governmental and regulatory approvals or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations of B. Riley or FaZe as a result of the announcement and consummation of the proposed Business Combination; (7) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management, key employees and talents; (8) costs related to the proposed Business Combination; (9) changes in applicable laws or regulations, including changes in domestic and foreign business, market, financial, political, and legal conditions; (10) the possibility that B. Riley, FaZe or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID 19 on B. Riley’s or FaZe’s business and/or the ability of the parties to complete the proposed Business Combination; (12) the inability to complete the PIPE investments in connection with the proposed Business Combination; and (13) other risks and uncertainties set forth in B. Riley's Form S-1 and in subsequent filings with the SEC, including the Proxy Statement/Prospectus relating to the proposed Business Combination. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of B. Riley and FaZe. Forward-looking statements speak only as of the date they are made. While FaZe and B. Riley may elect to update these forward-looking statements at some point in the future, FaZe and B. Riley specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing FaZe’s and B. Riley’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Webcast Transcript.
99.2	Investor Presentation, dated October 25, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY PRINCIPAL 150 MERGER CORP.

Dated: October 25, 2021	By:	/s/ Daniel Shribman
		Name:	Daniel Shribman
		Title:	Chief Executive Officer and
Chief Financial Officer

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